UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021 (June, 2021)

BLUE BIOFUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54942	45-4944960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Buckeye Street, Suite 120, Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

(888) 607-3555
(Registrant’s telephone number, including area code)

ALLIANCE BIOENERGY PLUS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 2, 2021, stockholders of Alliance Bioenergy Plus, Inc. (the “Company”) voted by written consent in lieu of an annual meeting (the “Written Stockholder Consent”) to re-elect the following six (6) persons to the Board of the Company to serve until the Company’s next annual meeting or until their resignations are duly tendered and accepted:

Ben Slager

Anthony Santelli

Charles Sills

George Bolton

Edmund Burke

Peter Zimeri

Our stockholders, collectively holding 151,707,180 shares, or 55.71% of the shares eligible to vote on this matter as of the Record Date, June 2, 2021, consented in writing to the approval of the election of Ben Slager, Anthony Santelli, Charles Sills, George Bolton and Peter Zimeri; and our stockholders, collectively holding 145,680,175 shares, or 53.50% of the shares eligible to vote on this matter as of the Record Date, consented in writing to the approval of the election of Edmund Burke.

There are no arrangements or understandings between the newly appointed directors and any other persons pursuant to which they were selected as directors. There are no family relationships among the appointed directors and among the directors and our officers. There has been no transaction, nor is there any currently proposed transaction, between any appointed director and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The Written Stockholder Consent authorized and approved the following additional actions:

1.	an amendment to the Company’s amended articles of incorporation to (i) change the name of the company to Blue Biofuels, Inc., (ii) increase the authorized number of shares of Company common stock to 1,000,000,000 shares, and (iii) define the general terms of the 10,000,000 shares of Company preferred stock, $0.001 par value per share, as blank check preferred stock (the “Charter Amendment”); and

2.	the adoption of the Alliance Bioenergy Plus, Inc. 2021 Employee, Director Stock Plan.

Item 8.01	Other Events.

On July 26, 2021, the Company filed the Charter Amendment with the Nevada Secretary of State to change the name of the Company from Alliance Bioenergy Plus, Inc. to Blue Biofuels, Inc.

The name change was approved by the Company’s Board of Directors on May 28, 2021 and by the Company’s majority stockholders by written consent in lieu of a meeting on June 2, 2021. For more information regarding the name change, please see the Company’s information statement on Schedule 14C filed with the Securities and Exchange Commission on June 24, 2021 (SEC File No. 000-54942).

The Company’s common stock is currently being quoted on the Pink tier operated by OTC Markets Group, Inc. under the symbol “ALLM.” We will notify you of the new CUSIP Number for the Company’s common stock once it is available, and of the new ticker symbol for the common stock once it is approved by FINRA.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2021	BLUE BIOFUELS, INC.

/s/ Benjamin Slager
	Name:	Benjamin Slager
	Title:	Chief Executive Officer and Chairman